[USAA                     USAA CORNERSTONE STRATEGY FUND
EAGLE                    SUPPLEMENT DATED MARCH 28, 2008
LOGO(R)]                    TO THE FUND'S PROSPECTUS
                              DATED OCTOBER 1, 2007

                          USAA FIRST START GROWTH FUND
                         SUPPLEMENT DATED MARCH 28, 2008
                            TO THE FUND'S PROSPECTUS
                             DATED DECEMBER 1, 2007

The  following   information   supersedes  certain  information  in  the  funds'
prospectuses.

Effective immediately, Jordan Low became the portfolio manager responsible for the day-to-day management of the funds. Mr. Low will be supported by a team of investment professionals from the Credit Suisse Quantitative Equities Group. Todd Jablonski and Eric Leng are no longer members of the group.

Jordan Low, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse Asset Management, LLC in February 2008. Mr. Low joined Credit Suisse Group in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005 and for Morgan Stanley from 2001 to 2002 where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. Education: B.S. in Computer Science, Management (Finance), Economics and Mathematics, and Master of Engineering in Computer Science, Massachusetts Institute of Technology.


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